FIRST INVESTORS CASH MANAGEMENT FUND, INC.

FIRST INVESTORS TAX-EXEMPT MONEY MARKET FUND, INC.

95 Wall Street, New York, New York 10005/1-800-423-4026

      This is a Prospectus for FIRST INVESTORS CASH MANAGEMENT FUND, INC. ("CASH MANAGEMENT FUND") and FIRST INVESTORS TAX-EXEMPT MONEY MARKET FUND, INC. ("TAX-EXEMPT MONEY MARKET FUND") (singularly, "Fund" and collectively, "Funds"), each of which is an open-end diversified management investment company. Each Fund sells two classes of shares. Investors may select Class A or Class B shares. THIS PROSPECTUS RELATES ONLY TO CLASS B SHARES. The Funds' Class A Prospectus is available at no charge upon request to the Funds at the address or telephone number listed above.

      CASH MANAGEMENT FUND seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity. This Fund invests primarily in high quality money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, bank obligations and high-grade corporate instruments.

      TAX-EXEMPT MONEY MARKET FUND seeks to earn a high rate of current income that is exempt from Federal income tax and is not an item of tax preference for purposes of the Federal alternative minimum tax ("Tax Preference Item"), consistent with the preservation of capital and maintenance of liquidity. This Fund invests primarily in high-grade, short-term tax-exempt obligations issued by state and municipal governments and by public authorities.

      EACH FUND IS A MONEY MARKET FUND AND SEEKS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. HOWEVER, THERE CAN BE NO ASSURANCE THAT EITHER FUND WILL BE ABLE TO DO SO OR TO ACHIEVE ITS INVESTMENT OBJECTIVE. AN INVESTMENT IN EITHER FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

      This Prospectus sets forth concisely the information about each of the Funds that a prospective investor should know before investing and should be retained for future reference. First Investors Management Company, Inc. ("FIMCO" or "Adviser") serves as investment adviser to each Fund and First Investors Corporation ("FIC" or "Underwriter") serves as distributor of each Fund's shares. A Statement of Additional Information ("SAI"), dated April 30, 1997 (which is incorporated by reference herein), has been filed with the Securities and Exchange Commission. The SAI is available at no charge upon request to the Funds at the address or telephone number indicated above.

      An investment in these securities is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured or protected by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
            COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES
             COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
               PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                                CRIMINAL OFFENSE.

                 The date of this Prospectus is April 30, 1997,
                             As Amended May 7, 1997

                                    FEE TABLE

      The following table is intended to assist investors in understanding the expenses associated with investing in Class B shares of a Fund. Shares of either Fund issued prior to January 12, 1995 have been designated as Class A shares.

                        SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on Purchases
     (as a percentage of offering price)........................ None
Deferred Sales Load
     (as a percentage of the lower of original purchase
     price or redemption proceeds).............................. 4% in the first year; declining
                                                                 to 0% after the
                                                                 sixth year


                         ANNUAL FUND OPERATING EXPENSES
                     (as a percentage of average net assets)

                                                                    TOTAL FUND
                                 MANAGEMENT   12B-1      OTHER       OPERATING
                                   FEES      FEES(1)+  EXPENSES(2)+ EXPENSES(3)+

CASH MANAGEMENT FUND...........    0.50%       0.75%     0.30%         1.55%
TAX-EXEMPT MONEY MARKET FUND...    0.50        0.75      0.30          1.55


----------
  +   Net of waiver and/or reimbursement.
 (1) The Underwriter has agreed through December 31, 1997 to cap its right to claim 12b-1 Fees at the annual rates listed above for the Funds. The Fund's Class B Distribution Plans provide for a 12b-1 Fee in the total amount of up to 1.00% on an annual basis.
(2) Other Expenses have been rested to reflect that the Adviser will reimburse Other Expenses for each Fund in excess of 0.30% for a minimum period ending December 31, 1997. For the fiscal year ended December 31, 1996, the Adviser reimbursed the Funds for certain Other Expenses. Absent such reimbursement, Other Expenses would have been 0.69% for CASH MANAGEMENT FUND and 0.58% for TAX-EXEMPT MONEY MARKET FUND.
(3) If certain fees and expenses had not been waived or reimbursed, Total Fund Operating Expenses would have been 2.19% for CASH MANAGEMENT FUND and 2.08% for TAX-EXEMPT MONEY MARKET FUND. Each Fund has an expense offset arrangement that may reduce the Fund's custodian fee based on the amount of cash maintained by the Fund with its custodian. Any such fee reductions are not reflected under Total Fund Operating Expenses.

      For a more complete  description  of the various  costs and expenses,  see

"How to Exchange Shares," "How to Redeem Shares" and "Management."

      The Example below is based on Class B expense data for each Fund's fiscal year ended December 31, 1996, except that certain Operating Expenses have been restated as noted above.


      EXAMPLE

      You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                               ONE YEAR   THREE YEARS  FIVE YEARS   TEN YEARS*

CASH MANAGEMENT FUND              $56        $79          $104         $164
TAX-EXEMPT MONEY MARKET FUND       56         79           104          164

      You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) no redemption at the end of each time period:

                               ONE YEAR   THREE YEARS  FIVE YEARS   TEN YEARS*

CASH MANAGEMENT FUND              $16        $49           $84         $164
TAX-EXEMPT MONEY MARKET FUND       16         49            84          164


* Assumes conversion to Class A shares eight years after purchase.


      THE EXPENSES IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION BY THE FUNDS OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES IN FUTURE YEARS MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

      The following table sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each year indicated. The table has been derived from financial statements which have been examined by Tait, Weller & Baker, independent certified public accountants, whose report thereon appears in the SAI. This information should be read in conjunction with the Financial
Statements and Notes thereto, which also appear in the SAI, available at no charge upon request to the Funds.

---------------------------------------------------------------------------------------------------------------
                                                                   PER SHARE DATA
                                      -------------------------------------------------------------------------


                                           NET ASSET
                                            VALUE                      DIVIDENDS
                                          (UNCHANGED           NET      FROM NET      TOTAL     NET ASSETS, END
                                         DURING EACH    INVESTMENT    INVESTMENT     RETURN             OF YEAR
                                               YEAR)        INCOME        INCOME        (%)         (THOUSANDS)
---------------------------------------------------------------------------------------------------------------

FIRST INVESTORS CASH MANAGEMENT FUND, INC.

  CLASS B
  1995*.............................        1.00            .044         .044        4.46                  56
  1996..............................        1.00            .040         .040        4.11                 107

  FIRST INVESTORS TAX-EXEMPT MONEY MARKET FUND, INC.

  CLASS B
  1995*.............................        1.00            .024         .024        2.40                 .01
  1996..............................        1.00            .020         .020        2.04                  80


----------
    +  Net of fees waived or assumed
    * For the period January 12, 1995 (date Class B shares were first offered) to December 31, 1995
  (a)  Annualized

-------------------------------------------------------------------------
                       RATIOS / SUPPLEMENTAL DATA
-------------------------------------------------------------------------

           RATIO TO                        RATIO TO AVERAGE NET ASETS
     AVERAGE NET ASSETS+                    PRIOR TO WAIVER OF FEES
-------------------------------         ---------------------------------

                 NET INVESTMENT                    NET INVESTMENT INCOME
                         INCOME                                      (%)
      EXPENSES              (%)          EXPENSES
           (%)                                (%)
-------------------------------------------------------------------------





        1.45(a)           4.54(a)          1.93(a)           4.06(a)
        1.45              4.04             1.94              3.54





        1.46(a)           2.43(a)          1.81(a)           2.09(a)
        1.46              2.06             1.83              1.69

                       INVESTMENT OBJECTIVES AND POLICIES

      The investment objective of CASH MANAGEMENT FUND is to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity. The investment objective of TAX-EXEMPT MONEY MARKET FUND is to earn a high rate of current income that is exempt from Federal income tax and is not a Tax Preference Item, consistent with the preservation of capital and maintenance of liquidity. The Funds generally can invest only in securities that mature within 397 days from the date of purchase. In addition, each Fund maintains a dollar-weighted average portfolio maturity of 90 days or less. There is no assurance that either Fund will be able to achieve its investment objective.

      In managing each Fund's investment portfolio, the Adviser may employ various professional money management techniques in order to respond to changing economic and money market conditions and to shifts in fiscal and monetary
policy.   These   techniques   include   varying   the   composition   and   the
average-weighted maturity of each Fund's portfolio based upon the Adviser's assessment of the relative values of various money market instruments and future interest rate patterns. The Adviser also may seek to improve a Fund's yield by purchasing or selling securities to take advantage of yield disparities among money market instruments that regularly occur in the money market.

      In periods of declining interest rates, each Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the opposite will be true. Also, when interest rates are falling, net cash inflows from the continuous sale of a Fund's shares likely will be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the Fund's yield. In periods of rising interest rates, the opposite may be true.

CASH MANAGEMENT FUND

      CASH MANAGEMENT FUND invests primarily in (1) high quality marketable securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, (2) bank certificates of deposit, bankers' acceptances, time deposits and other short-term obligations issued by banks and (3) prime commercial paper and high quality, U.S. dollar denominated short-term corporate bonds and notes. The U.S. Government securities in which the Fund may invest include a variety of U.S. Treasury securities that differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury. See the SAI for additional information on U.S. Government securities. The Fund may invest in domestic bank certificates of deposit (insured up to $100,000) and bankers' acceptances (not insured) issued by domestic banks and savings institutions which are insured by the Federal Deposit Insurance Corporation ("FDIC") and that have total assets exceeding $500 million. The Fund also may invest in certificates of deposit issued by London branches of domestic or foreign banks ("Eurodollar CDs"). The Fund may invest in time deposits and other short-term obligations, including uninsured, direct obligations bearing fixed, floating or variable interest rates, issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks. The Fund also may invest in repurchase agreements with banks that are members of the Federal Reserve System or securities dealers that are members of a national securities exchange or are market makers in U.S. Government securities, and, in either case, only where the debt instrument subject to the repurchase agreement is a U.S. Treasury or agency obligation. Repurchase agreements maturing in over 7 days are deemed illiquid securities, and can constitute no more than 10% of the Fund's net assets. See "Description of Certain Securities, Other Investment Policies and Risk Factors" for additional information on repurchase agreements.

      CASH MANAGEMENT FUND also may purchase high quality, U.S. dollar denominated short-term bonds and notes, including variable rate and master demand notes issued by domestic and foreign corporations (including banks). Floating and variable rate demand notes and bonds permit the Fund, as the holder, to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. The
Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. When market conditions warrant, the Fund may purchase short-term, high quality fixed and variable rate instruments issued by state and municipal governments and by public authorities. See "Description of Certain Securities, Other Investment Policies and Risk Factors" for additional information concerning these securities.

      CASH MANAGEMENT FUND may purchase only obligations that (1) the Adviser determines present minimal credit risks based on procedures adopted by the Fund's Board of Directors, and (2) are either (a) rated in one of the top two rating categories by any two nationally recognized statistical rating organizations ("NRSROs") (or one, if only one rated the security) or (b) unrated securities that the Adviser determines are of comparable quality. Securities qualify as being in the top rating category ("First Tier Securities") if at least two NRSROs (or one, if only one rated the security) have given it the highest rating, or unrated securities that the Adviser determines are of comparable quality. The Fund's purchases of commercial paper are limited to First Tier Securities. The Fund may not invest more than 5% of its total assets in securities rated in the second highest rating category ("Second Tier Securities"). Investments in Second Tier Securities of any one issuer are limited to the greater of 1% of the Fund's total assets or $1 million. The Fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than securities issued by the U.S. Government, its agencies or instrumentalities).

TAX-EXEMPT MONEY MARKET FUND

      TAX-EXEMPT MONEY MARKET FUND invests primarily in Municipal Instruments, as defined below. The Fund may purchase only Municipal Instruments that (1) the Adviser determines present minimal credit risks based on procedures adopted by the Fund's Board of Directors, and (2) are either (a) rated in one of the top two rating categories by any two NRSROs (or one, if only one rated the security) or (b) unrated securities that the Adviser determines are of comparable quality. The Fund may not invest more than 5% of its total assets in securities that are:
(1) rated in the second highest rating category  ("Second Tier  Securities") and
(2) are issued by a state or territory of the U.S. or any political subdivision or instrumentality thereof, but not backed by taxing authority or a revenue source that is a public facility. Investments in such securities of any one issuer are limited to the greater of 1% of the Fund's total assets or $1 million. The Fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than securities issued by the U.S. Government, its agencies or instrumentalities). While the Fund seeks to provide a high level of interest income that is exempt from Federal income tax, up to 20% of the Fund's total assets may be invested in high quality fixed-income obligations, the interest on which is subject to Federal income tax. See "Description of Certain Securities, Other Investment Policies and Risk Factors--Municipal Instruments" for additional information concerning these securities.

      TAX-EXEMPT MONEY MARKET FUND may invest without limit in securities that are related to each other in such a fashion that economic, political or business changes or developments would affect more than one security in the Fund's investment portfolio. Securities or instruments of issuers in the same state or involved in the same business, or interest paid from similar sources of tax revenues, are examples of the factors that might have an effect on more than one instrument purchased by the Fund. The Fund may invest up to 5% of its net assets in securities issued on a when-issued or delayed delivery basis, that is, for delivery to the Fund later than the normal settlement date for most securities, at a stated price and yield. See the SAI for more information concerning when-issued and delayed delivery securities. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets.

GENERAL

      Each Fund's investment objective and certain other investment policies set forth in the SAI that are designated fundamental policies may not be changed without shareholder approval. There can be no assurance that either Fund will achieve its investment objective.

DESCRIPTION OF CERTAIN SECURITIES, OTHER INVESTMENT POLICIES AND RISK FACTORS

GENERAL MARKET RISK

      In addition to the risks associated with particular types of securities, which are discussed below, the Funds are subject to certain other risks. Although money market funds are considered to be among the more conservative investment vehicles available to the public, please bear in mind that money market mutual funds are not insured by the FDIC and are not guaranteed by a bank or other entity. There is the additional risk that each Fund will not be able to maintain a stable $1.00 per share net asset value as a result of a decrease in value of one or more of that Fund's portfolio securities.

TYPES OF SECURITIES AND THEIR RISKS

      BANKERS' ACCEPTANCES. Each Fund may invest in bankers' acceptances. Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

      CERTIFICATES OF DEPOSIT. Each Fund may invest in bank certificates of deposit ("CDs"). The FDIC is an agency of the U.S. Government which insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit. The interest on such deposits may not be insured if this limit is exceeded. Current Federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more, without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments currently must be limited to $100,000 per insured bank or savings and loan association.

      COMMERCIAL PAPER. Commercial paper is a promissory note issued by a corporation to finance short-term credit needs which may either be unsecured or backed by a letter of credit. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. See Appendix A to the SAI for a description of commercial paper ratings.

      EURODOLLAR CERTIFICATES OF DEPOSIT. Each Fund may invest in Eurodollar CDs, which are issued by London branches of domestic or foreign banks. Such securities involve risks that differ from certificates of deposit issued by domestic branches of U.S. banks. These risks include future political and economic developments, the possible imposition of United Kingdom withholding taxes on interest income payable on the securities, the possible establishment of exchange controls, the possible seizure or nationalization of foreign deposits or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on such securities.

      MUNICIPAL INSTRUMENTS. As used in this Prospectus and in the SAI, Municipal Instruments include the following instruments and related participation interests: (1) municipal bonds; (2) municipal commercial paper;
(3) municipal notes; (4) private activity bonds or industrial development bonds;
(5) put bonds; and (6) variable rate demand instruments. Some Municipal Instruments issued by Federal instrumentalities are not backed by the full faith and credit of the U.S. Government. However, each Fund deems any Municipal Instrument backed directly, or indirectly through insurance or any other arrangement, or by the full faith and credit of the U.S. Government, to be a high-grade Municipal Instrument for the Fund's purposes. Where advisable, to ensure that each Fund's investments are all high-grade, that Fund will require Municipal Instruments to be supported by a standby letter of credit or a similar obligation of a creditworthy financial institution.

           MUNICIPAL BONDS. Municipal bonds are debt obligations that generally are issued to obtain funds for various public purposes and have a time to maturity, at issuance, of more than one year. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest. Revenue bonds generally are payable only from revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source. There are variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields on municipal bonds depend on, among other things, general money market conditions, the condition of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issuer. Generally, the value of municipal bonds varies inversely to changes in interest rates. See Appendix B to the SAI for a description of municipal bond ratings.

           MUNICIPAL COMMERCIAL PAPER. Issues of municipal commercial paper are short-term unsecured negotiable promissory notes. Municipal commercial paper is issued usually to meet temporary capital needs of the issuer or to serve as a source of temporary construction financing. These obligations are paid from general revenues of the issuer or are refinanced with long-term debt. See Appendix A to the SAI for a description of municipal commercial paper ratings.

           MUNICIPAL NOTES. Municipal notes are principally tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. These obligations are sold by an issuer prior to the occurrence of another revenue producing event to bridge a financial gap for such issuer. Municipal notes are usually general obligations of the issuing municipality. Project notes are issued by housing agencies, but are guaranteed by the U.S. Department of Housing and Urban Development and are secured by the full faith and credit of the United States. See Appendix C to the SAI for a description of municipal note ratings.

           PRIVATE ACTIVITY BONDS OR INDUSTRIAL DEVELOPMENT BONDS. Certain types of revenue bonds, referred to as private activity bonds ("PABs") or industrial development bonds ("IDBs") are issued by or on behalf of public authorities to obtain funds to provide various privately operated facilities, such as airports or mass transportation facilities. Most PABs and IDBs are pure revenue bonds and are not backed by the taxing power of the issuing agency or authority. See "Taxes" in the SAI for a discussion of special tax consequences to "substantial users," or persons related thereto, of facilities financed by PABs or IDBs.

           PUT BONDS. A "put bond" is a municipal bond that gives the holder the unconditional right to sell the bond back to the issuer at a specified price with interest and exercise date, which is typically well in advance of the bond's maturity date. Each Fund may invest in multi-modal put (or tender option) bonds. A tender option bond generally allows the underwriter or issuer, at its discretion over the life of the indenture, to convert the bond into one of several enumerated types of securities or "modes" upon 30 days' notice to holders. Within that 30 days, holders must either submit the existing security to the paying agent to receive the new security, or put back the security and receive principal and interest accrued up to that time. TAX-EXEMPT MONEY MARKET FUND will only invest in put bonds as to which it can exercise the put feature on not more than 7 days' notice if there is no secondary market available for these obligations.

           VARIABLE RATE DEMAND INSTRUMENTS. Each Fund may invest in Variable Rate Demand Instruments ("VRDIs"). VRDIs generally are revenue bonds, issued primarily by or on behalf of public authorities, and are not backed by the taxing power of the issuing authority. The interest on VRDIs is adjusted periodically, and the holder of a VRDI can demand payment of all unpaid principal plus accrued interest from the issuer on not more than seven calendar days' notice. An unrated VRDI purchased by the Fund must be backed by a standby letter of credit of a creditworthy financial institution or a similar obligation of at least equal quality. Each Fund periodically reevaluates the credit risks of such unrated instruments. There is a recognized after-market for VRDIs. VRDIs may include instruments where adjustments to interest rates are limited either by state law or the instruments themselves. As a result, these instruments may experience greater changes in value than would otherwise be the case. The maturity of VRDIs is deemed to be the longer of the (a) demand period or (b) time remaining until the next adjustment to the interest rate thereon, regardless of the stated maturity on the instrument. Benefits of investing in VRDIs may include reduced risk of capital depreciation and increased yield when market interest rates rise. However, owners of such instruments forego the opportunity for capital appreciation when market interest rates fall. See the SAI for more information concerning VRDIs.

      PARTICIPATION INTERESTS. Each Fund may acquire any eligible Municipal Instrument in the form of a participation interest. Under such an arrangement, the Fund acquires as much as a 100% interest in a Municipal Instrument held by a bank or other financial institution at a negotiated yield to the Fund. Banks or other financial institutions may retain a fee, amounting to the excess of interest paid on an instrument over the negotiated yield to the Fund, for issuing participation interests to the Fund. Each Fund will acquire written participation interests in Municipal Instruments only if they are issued by banks or other financial institutions which, in the Adviser's opinion, present minimal credit risk to the Fund. Participation interests may be accompanied by a standby commitment by the bank or other financial institution to repurchase the participations at the option of the Fund. Each Fund purchases such participations only if the issuer has a private letter ruling or an opinion of its counsel that interest on participations in Municipal Instruments for which standby commitments have been issued is exempt from Federal income taxation. Participations that are not accompanied by a standby commitment may not be liquid assets. See "Restricted and Illiquid Securities". CASH MANAGEMENT FUND will only purchase participations accompanied by a standby commitment.

      REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which a Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Each Fund's risk is limited primarily to the ability of the seller to repurchase the securities at the agreed-upon price upon the delivery date. See the SAI for more information regarding repurchase agreements.

      RESTRICTED AND ILLIQUID SECURITIES. CASH MANAGEMENT FUND may invest up to 10% of its net assets in illiquid securities, including (1) securities that are illiquid due to the absence of a readily available market or due to legal or contractual restrictions on resale or (2) repurchase agreements maturing in more than seven days. However, illiquid securities for purposes of this limitation do not include securities eligible for resale under Rule 144A of the Securities Act of 1933, as amended, which the Fund's Board of Directors or Adviser has determined are liquid under Board-approved guidelines. See the SAI for more information regarding restricted and illiquid securities.

      STANDBY COMMITMENTS. Each Fund may acquire standby commitments from banks with respect to the Fund's simultaneous purchases of Municipal Instruments. Under this arrangement, a bank agrees to buy a particular Municipal Instrument from the Fund at a specified price at the Fund's option. A standby commitment will be secured by the value of the underlying Municipal Instruments for which the commitment is issued. Standby commitments are acquired solely to provide the Fund with the requisite liquidity to meet large redemptions. Upon the exercise of a standby commitment, the Fund tenders the Municipal Instrument to the issuer of the commitment and normally the Fund receives in return the purchase price of the

Municipal Instrument, adjusted to reflect any amortized market premium or original issue discount with the interest thereon. Because each Fund values its portfolio at amortized cost, the amount payable by a bank under a standby commitment is almost, if not precisely, equal to the Fund's value of such Municipal Instrument. Standby commitments are subject to certain risks, including the issuer's inability to pay for the Municipal Instruments when the commitment is exercised, their lack of marketability, the variance between maturities on the commitment and the Municipal Instrument for which it was issued, and the lack of familiarity with standby commitments in the marketplace. See the SAI for more information concerning standby commitments.

      TIME DEPOSITS. Each Fund may invest in time deposits. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. For the most part, time deposits which may be held by each Fund would not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.

      VARIABLE RATE AND FLOATING RATE NOTES. Each Fund may invest in derivative variable rate and floating rate notes. Issuers of such notes include corporations, banks, broker-dealers and finance companies. Variable rate notes include master demand notes which are obligations permitting the holder to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations.

      The interest rate on a floating rate obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there is generally no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the right of the Fund to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies. Each Fund will invest in obligations which are unrated only if the Adviser determines that, at the time of investment, the obligations are of comparable quality to the other obligations in which the Fund may invest. The Adviser, on behalf of each Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate obligations in the Fund's portfolio.

                                  HOW TO INVEST

      Class B shares of the Funds may be acquired only through an exchange of Class B shares from another Eligible Fund, as defined below, or through the payment of dividends on Class B shares. DIRECT PURCHASES OF CLASS B SHARES WILL NOT BE ACCEPTED. The minimum initial investment by exchange to establish a new account in Class B shares is $1,000. You may open a Fund account with $250 for individual retirement accounts ("IRAs") or, at the Fund's discretion, a lesser amount for Simplified Employee Pension Plans ("SEPS"), salary reduction SEPs ("SARSEPS"), SIMPLE-IRAs and qualified or other retirement plans. If you are opening a Fund account by reinvesting redemption proceeds within a certain time, the minimum initial investment is $500 (see "Reinvestment after Redemption"). There is no minimum on subsequent investments. Class B shares of a Fund will be purchased for your account at the net asset value on any day the New York Stock Exchange ("NYSE") and the Federal Reserve Bank are open ("Trading Day"). Class B shares may be subject to a contingent deferred sales charge ("CDSC") upon redemption. See "How to Sell Shares." Orders received by the Fund's transfer agent, Administrative Data Management Corp. ("Transfer Agent") on a Trading Day prior to 12:00 noon, New York City time will be credited to your account on that Trading Day. Orders received after that time will be credited to your account the morning of the following Trading Day. For a discussion of pricing practices when FIC's Woodbridge offices are unable to open for business due to an emergency, see the SAI. Each Fund reserves the right to reject any order for its shares for any reason and to suspend the offering of its shares.

      RETIREMENT PLANS. You may invest in shares of CASH MANAGEMENT FUND through an IRA, SEP, SARSEP, SIMPLE-IRA or any retirement plan.

      ELIGIBLE FUNDS. With respect to certain shareholder privileges noted in this Prospectus and the SAI, each fund in the First Investors family of funds, except as noted below, is an "Eligible Fund" (collectively, "Eligible Funds"). First Investors Special Bond Fund, Inc., First Investors Life Series Fund, First Investors U.S. Government Plus Fund and Executive Investors Trust are not Eligible Funds. The Funds, unless otherwise noted, are not Eligible Funds.

      GENERAL. From time to time, the Underwriter also will pay, through additional reallowances or other sources, a bonus or other compensation to Dealers which employ a Dealer Representative who sells a minimum dollar amount of the shares of the Funds and/or certain other First Investors funds during a specific period of time. Such bonus or other compensation may take the form of reimbursement of certain seminar expenses, co-operative advertising, or payment for travel expenses, including lodging incurred in connection with trips taken by qualifying Dealer Representatives to the Underwriter's principle office in New York City. FIC Representatives generally are more highly compensated for sales of First Investors mutual funds than for sales of other mutual funds.

                             HOW TO EXCHANGE SHARES

      Should your investment needs change, Class B shares of the Funds may be exchanged for Class B shares of any other Eligible Fund at net asset value. Exchanges can only be made into accounts registered to identical owners. If your exchange is into a new account, it must meet the minimum investment and other requirements of the fund into which the exchange is being made. Additionally, the fund must be available for sale in the state where you reside. Before exchanging Fund shares for shares of another fund, you should read the Prospectus of the fund into which the exchange is to be made. You may obtain Prospectuses and information with respect to which funds qualify for the exchange privilege free of charge by calling Shareholder Services at 1-800-423-4026. Exchange requests received in "good order," as defined below, by the Transfer Agent by

12:00 noon, New York City time, on a Trading Day will be processed on that Trading Day; exchange requests received after that time will be processed the following Trading Day.

      EXCHANGES BY MAIL. To exchange shares by mail, you should mail requests to Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198. Shares will be exchanged after the request is received in "good order" by the Transfer Agent. "Good order" means that an exchange request must include: (1) the names of the funds, account number(s), the dollar amount, number of shares or percentage of the account you wish to exchange; (2) the signature of all registered owners exactly as the account is registered; and (3) signature guarantees, if required (see "How to Redeem Shares-Signature Guarantees"). If the request is not in good order or information is missing, the Transfer Agent will seek additional information from you and process the exchange on the day it receives such information. Certain account registrations may require additional legal documentation in order to exchange. To review these requirements, please call Shareholder Services at 1-800-423-4026.

      EXCHANGES BY TELEPHONE.  See "Telephone Transactions."

      ADDITIONAL EXCHANGE INFORMATION. Exchanges should be made for investment purposes only. A pattern of frequent exchanges may be contrary to the best interests of a Fund's other shareholders. Accordingly, each Fund has the right, at its sole discretion, to limit the amount of an exchange, reject any exchange, or, upon 60 days' notice, materially modify or discontinue the exchange privilege. Each Fund will consider all relevant factors in determining whether a particular frequency of exchanges is contrary to the best interests of the Fund and/or a class of the Fund and its other shareholders. Any such restriction will be made by a Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange.

                              HOW TO REDEEM SHARES

      You may redeem your Fund shares on any Trading Day directly through the Transfer Agent. Your Representative may help you with this transaction. Shares may be redeemed by mail or telephone or by wire to a pre-designated account at a financial institution. Certain account registrations may require additional legal documentation in order to redeem. Redemption requests received in "good order," as defined below, by the Transfer Agent before 12:00 noon, New York City time, on a Trading Day will be processed on that Trading Day; redemption requests received after that time will be processed on the following Trading Day. Payment of redemption proceeds generally will be made within seven days. For a discussion of pricing practices when FIC's Woodbridge offices are unable to open due to an emergency, see the SAI.

      A CDSC is imposed upon most redemptions of Class B shares at the rates set forth below:

                                             CONTINGENT DEFERRED SALES CHARGE
     YEAR SINCE PURCHASE                    AS A PERCENTAGE OF DOLLARS INVESTED
        PAYMENT MADE                             OR REDEMPTION PROCEEDS

  First.................................                   4%
  Second................................                   4
  Third.................................                   3
  Fourth................................                   3
  Fifth.................................                   2
  Sixth.................................                   1
  Seventh and thereafter................                   0

      The CDSC will not be imposed on (1) the redemption of Class B shares acquired as dividends or other distributions, or (2) any increase in the net asset value of redeemed shares above their initial purchase price (in other words, the CDSC will be imposed on the lower of net asset value or purchase price). In determining whether a CDSC is payable on any redemption, it will be assumed that the redemption is made first of any Class B shares acquired as dividends or distributions, second of Class B shares that have been held for a sufficient period of time such that the CDSC no longer is applicable to such shares and finally of Class B shares held longest during the period of time that a CDSC is applicable to such shares. This will result in your paying the lowest possible CDSC.

      For purposes of determining the CDSC on Class B shares, all purchases made during a calendar month will be deemed to have been made on the first business day of that month at the average cost of all purchases made during that month. The holding period of Class B shares acquired through an exchange with another Eligible Fund will be calculated from the first business day of the month that the Class B shares were initially acquired in the other Eligible Fund. The amount of any CDSC will be paid to FIC. The CDSC imposed on the purchase of Class B shares will be waived under certain circumstances. See "Waivers of CDSC on Class B Shares" in the SAI.

      CONVERSION OF CLASS B SHARES. A shareholder's Class B shares will automatically convert to Class A shares approximately eight years after the date of purchase, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. The conversion will be effected at the relative net asset values per share of the two classes on the first business day of the month following the month in which the eighth anniversary of the purchase of the Class B shares occurs. If a shareholder effects one or more exchanges between Class B shares of the Eligible Funds during the eight-year period, the holding period for the shares so exchanged will commence upon the date of the purchase of the original shares.

      REDEMPTIONS BY MAIL. Written redemption requests should be mailed to Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198. For your redemption request to be in good order, you must include:
(1) the name of the Fund; (2) your account number; (3) the dollar amount, number of shares or percentage of the account you want redeemed; (4) the original signatures of all registered owners exactly as the account is registered; and
(5) signature guarantees, if required. If your redemption request is not in good order or information is missing, the Transfer Agent will seek additional information and process the redemption on the day it receives such information. To review these requirements, please call Shareholder Services at 1-800-423-4026.

      SIGNATURE GUARANTEES. In order to protect you, the Funds and their agents, each Fund reserves the right to require signature guarantees in order to process certain exchange or redemption requests. See the SAI or call Shareholder Services at 1-800-423-4026 for instances when signature guarantees are required.

      REDEMPTIONS BY TELEPHONE.  See "Telephone Transactions."

      ELECTRONIC FUND TRANSFER. Shareholders who have established Electronic Fund Transfer may have redemption proceeds electronically transferred to a predesignated bank account. Each Fund has the right, at its sole discretion, to limit or terminate your ability to exercise the electronic fund transfer privilege at any time. For additional information, see the SAI. Applications to establish Electronic Fund Transfer are available from your FIC Representative or by calling Shareholder Services at 1-800-423-4026.

      Should you desire to change the name of the financial institution or the designation or number of the account that would receive redemption proceeds, a written request must be sent to the Transfer Agent at the address set forth above. All registered owners of the account must sign the request in the identical manner as the account is registered, and each signature must be guaranteed. The Funds and the Transfer Agent are entitled to require such further documentation as they may deem necessary.

      SYSTEMATIC WITHDRAWAL PLAN. If you own noncertificated shares, you may set up a plan for redemptions to be made automatically at regular intervals. See the SAI for more information on the Systematic Withdrawal Plan or call Shareholder Services at 1-800-423-4026.

      REINVESTMENT AFTER REDEMPTION. If you redeem Class B shares in your Fund account, you can reinvest within six months from the date of redemption all or any part of the proceeds in shares of the same class of the same Fund or any other Eligible Fund, at net asset value, on the date the Transfer Agent receives your purchase request. For more information on the reinvestment privilege, please see the SAI or call Shareholder Services at 1-800-423-4026.

      REPURCHASE THROUGH UNDERWRITER. You may redeem Class B shares through a Dealer. In this event, the Underwriter, acting as agent for each Fund, will offer to repurchase or accept an offer to sell such shares at a price equal to the net asset value, less any applicable CDSC, next determined after the making of such offer. The Dealer may charge you an added commission for handling any redemption transaction.

      REDEMPTION OF LOW BALANCE ACCOUNTS. Because each Fund incurs certain fixed costs in maintaining shareholder accounts, each Fund may redeem without your consent, on at least 60 days' prior written notice (which may appear on your account statement), any Fund account of Class B shares which has a net asset value of less than $500. To avoid such redemption, you may, during such 60-day period, acquire additional Fund shares of the same class through an exchange of Class B shares from another Eligible Fund so as to increase your account balance to the required minimum. There will be no CDSC imposed on such redemptions of Class B shares. A Fund will not redeem accounts that fall below $500 solely as a result of a reduction in net asset value.

      Additional information concerning how to redeem shares of a Fund is available upon request to your Representative or Shareholder Services at 1-800-423-4026.

                             TELEPHONE TRANSACTIONS

      Unless you specifically decline to have telephone privileges, you, or any person who we reasonably believe is authorized to act on your behalf, may redeem or exchange noncertificated shares of a Fund by calling the Special Services Department at 1-800-342-6221 weekdays (except holidays) between 9:00 A.M. and 5:00 P.M. (New York City time). Certain accounts, however, are required to complete additional documents in order to activate telephone privileges. Exchange or redemption requests received before 12:00 noon, New York City time, on a Trading Day will be processed on that Trading Day; requests received after that time will be processed on the following Trading Day. For more information on telephone privileges, please call Shareholder Services at 1-800-423-4026 or see the SAI.

      TELEPHONE EXCHANGES. Exchange requests may be made by telephone (for shares held on deposit only). Telephone exchanges to the Funds are not available if your address of record has changed within 60 days prior to the exchange request.

      TELEPHONE REDEMPTIONS. The telephone redemption privilege may be used provided: (1) the redemption proceeds are being mailed to the address of record;
(2) your address of record has not changed within the past 60 days; (3) each redemption does not exceed $50,000; and (4) the proceeds of the redemption, together with all redemptions made from the account during the prior 30-day period, do not exceed $100,000. TELEPHONE REDEMPTION INSTRUCTIONS WILL BE ACCEPTED FROM ANY ONE OWNER OR AUTHORIZED INDIVIDUAL.

      ADDITIONAL INFORMATION. The Funds, the Adviser, the Underwriter and their officers, directors, and employees will not be liable for any loss, damage, cost or expense arising out of any instruction (or any interpretation of such instruction) received by telephone or which they reasonably believe to be authentic. This policy places the entire risk of loss for unauthorized or fraudulent transactions on the shareholder, except that if the above-referenced parties do not follow reasonable procedures, some or all of them may be liable for any such losses. For more information on telephone transactions see the SAI. The Funds have the right, at their sole discretion, upon 60 days' notice, to materially modify or discontinue the telephone exchange and redemption privilege. During times of drastic economic or market changes, telephone exchanges or redemptions may be difficult to implement. If you experience difficulty in making a telephone exchange or redemption, your exchange or redemption request may be made by regular or express mail, and it will be implemented at the next determined net asset value, less any applicable CDSC, following receipt by the Transfer Agent.

                                   MANAGEMENT

      BOARD OF DIRECTORS. Each Fund's Board of Directors, as part of its overall management responsibility, oversees various organizations responsible for that Fund's day-to-day management.

      ADVISER. First Investors Management Company, Inc. supervises and manages each Fund's investments, supervises all aspects of each Fund's operations and determines each Fund's portfolio transactions. The Adviser is a New York corporation located at 95 Wall Street, New York, NY 10005. The Adviser presently acts as investment adviser to 14 mutual funds. First Investors Consolidated Corporation ("FICC") owns all of the voting common stock of the Adviser and all of the outstanding stock of FIC and the Transfer Agent. Mr. Glenn O. Head controls FICC and, therefore, controls the Adviser.

      As compensation for its services, the Adviser receives a fee from each of the Funds, which is payable monthly. For the fiscal year ended December 31, 1996, the advisory fees for CASH MANAGEMENT FUND and TAX-EXEMPT MONEY MARKET FUND were 0.50% of each Fund's average daily net assets.

      UNDERWRITER. Each Fund has entered into an Underwriting Agreement with First Investors Corporation, 95 Wall Street, New York, NY 10005, as Underwriter. The Underwriter receives all CDSCs in connection with each Fund's Class B shares and may receive other payments under a plan of distribution. See "How to Buy Shares" and "Distribution Plans."

                               DISTRIBUTION PLANS

      Pursuant to separate distribution plans pertaining to each Fund's Class B shares ("Class B Plans"), each Fund is authorized to compensate the Underwriter for certain expenses incurred in the distribution of that Fund's shares
("distribution  fees")  and  the  servicing  or  maintenance  of  existing  Fund shareholder accounts ("service fees"). Pursuant to the Class B Plans, distribution fees are paid for activities relating to the distribution of Fund shares, including costs of printing and dissemination of sales material or literature, prospectuses and reports used in connection with the sale of Class B shares of a Fund. Service fees are paid for the ongoing maintenance and servicing of existing shareholder accounts, including payments to Representatives who provide shareholder liaison services to their customers who are holders of that Fund, provided they meet certain criteria.

      Pursuant to each Class B Plan, each Fund is authorized to pay the Underwriter a distribution fee at the annual rate of 0.75% of that Fund's average daily net assets attributable to Class B shares and a service fee of 0.25% of the Fund's average daily net assets attributable to Class B shares. Payments made to the Underwriter under each Class B Plan will represent compensation for distribution and service activities, not reimbursement for specific expenses incurred.

      Although Class B shares are sold without an initial sales charge, the Underwriter pays from its own resources a sales commission to FIC Representatives and a concession equal to 3.5% of the amount invested to Dealers who sell Class B shares. In addition, the Underwriter will make quarterly payments of service fees to Representatives commencing after the thirteenth month following the initial sale of Class B shares. The
Underwriter will make such payments at an annual rate of up to 0.25% of the average net asset value of Class B shares which are attributable to shareholders for whom the Representatives are designated as dealer of record.

      The Funds may suspend or modify payments under the Plans at any time, and payments are subject to the continuation of each Plan, the terms of any dealer agreements between Dealers and the Underwriter and any applicable limits imposed by the National Association of Securities Dealers, Inc. Each Fund will not carry over any fees under the Plans to the next fiscal year. See "Distribution Plans" in the SAI for a full discussion of the various Plans.

                        DETERMINATION OF NET ASSET VALUE

      The net asset value of each Fund is determined separately for each class of shares at 12:00 noon (New York City time) on each Trading Day, and at such other times as each Fund's Board of Directors deems necessary, by dividing the value of the Fund's securities, plus any cash and other assets, less all of its liabilities attributable to that class, by the number of shares outstanding. Expenses (other than 12b-1 fees and certain other class expenses) are allocated daily to Class shares based upon the relative proportion of net assets of each class. At present, net asset value is not calculated on the following holidays:
New Year's Day, Dr. Martin Luther King, Jr. Day (observed) Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day. See the SAI for more information concerning the determination of net asset value.

                                    DIVIDENDS

      Each Fund's net income is determined daily at 12:00 noon (New York City time). Each daily determination of a Fund's net income takes into account accrued interest and earned discount on its portfolio investments plus or minus all realized and unrealized gains and losses on those portfolio investments less accrued expenses of the Fund.

      Generally, all of the net income of a Fund is declared on each Trading Day as a dividend to shareholders of record at the time of each declaration. You will be entitled to receive the dividend for the number of Class B shares you own, each day, after adding shares purchased and subtracting shares redeemed that day at 12:00 noon, New York City time, provided the Fund has received, by 12:00 noon, notification of the fact that such purchase has been made and that federal funds are being wired, and of proper account information. Generally, each month's declared dividends are paid on the first day of the following month in additional shares of the distributing Fund. If you redeem all of your shares at any time during the month, you are paid all dividends declared through the day prior to the date of redemption, together with the proceeds of the redemption. The Fund's net income for Saturdays, Sundays and holidays is declared as a dividend on the evening of the last business day before such day or days.

      You may elect to receive dividend distributions in cash by notifying the Transfer Agent by telephone or in writing at least five days prior to the last business day of the month. Your election remains in effect until you revoke it by notifying the Transfer Agent.

      A dividend by a Fund is paid in additional Class B Fund shares and not in cash if any of the following events occurs: (1) the total amount of the dividend to be paid is under $5; (2) the Fund has received notice of your death on an individual account (until written alternate payment instructions and other necessary documents are provided by your legal representative); or (3) a dividend check is returned to the Transfer Agent, marked as being undeliverable, by the U. S. Postal Service after two consecutive mailings.

                                      TAXES

      Each Fund intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, so that it will be relieved of Federal income tax on that part of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain) that is distributed to its shareholders. In addition, TAX-EXEMPT MONEY MARKET FUND intends to continue to qualify to pay "exempt-interest dividends" (as defined below), which requires, among other things, that at the close of each calendar quarter at least 50% of the value of its total assets must consist of Municipal Instruments.

      Distributions by TAX-EXEMPT MONEY MARKET FUND of the excess of interest income from Municipal Instruments over certain amounts disallowed as deductions, which are designated by the Fund as "exempt-interest dividends," generally may be excluded by you from gross income. Distributions by a Fund of interest income from taxable obligations are taxable to you as ordinary income to the extent of the Fund's earnings and profits, whether received in cash or paid in additional Fund shares. You will receive a statement following the end of each calendar year describing the tax status of distributions paid by a Fund during that year.

      Interest on indebtedness incurred or continued to purchase or carry Class A shares of TAX-EXEMPT MONEY MARKET FUND will not be deductible for Federal income tax purposes to the extent the Fund's distributions consist of exempt-interest dividends. The Fund does not intend to invest in PABs or IDBs the interest on which is treated as a Tax Preference Item.

      Proposals have been, and in the future may be, introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on Municipal Instruments. If such a proposal were enacted, the availability of Municipal Instruments for investment by TAX-EXEMPT MONEY MARKET FUND and the value of its portfolio securities would be affected. In that event, the Fund would reevaluate its investment objective and policies.

      Each Fund is required to withhold 31% of all taxable dividends, capital gain distributions and redemption proceeds payable to you (if you are an individual or certain other non-corporate shareholder) if the Fund is not furnished with your correct taxpayer identification number, and the same percentage of dividends and such distributions in certain other circumstances.

      The foregoing is only a summary of some of the important Federal income tax considerations generally affecting each Fund and its shareholders; see the SAI for a further discussion. There may be other Federal, state or local tax considerations applicable to a particular investor; for example, TAX-EXEMPT MONEY MARKET FUND's distributions may be wholly or partly taxable under state and/or local laws. You therefore are urged to consult your own tax adviser.

                             PERFORMANCE INFORMATION

      Each Fund may advertise current yield quotations for each class of shares based on its daily dividends. For purposes of current yield quotations, the dividends per share for a seven-day period are annualized (using a 365-day year basis) and divided by a Fund's average net asset value per share for the seven-day period.

      TAX-EXEMPT MONEY MARKET FUND may also advertise its tax-equivalent yield and tax-equivalent effective yield for each class of shares. Tax-equivalent yields show the taxable yields an investor would have to earn to equal the Fund's tax-free yields. The tax-equivalent yield is calculated similarly to the yield, except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the Fund's tax-free yield.

      Yield will fluctuate from time to time. Yield reflects past performance and does not necessarily indicate future results. Any performance not reflecting the CDSC will be greater than if the CDSC were used. Each class of shares of a Fund has different expenses which will affect its yield. Yield computations differ from other accounting methods and therefore may differ from dividends actually paid or reported net income. Additional performance information is contained in each Fund's Annual Report, which may be obtained without charge by contacting either Fund at 1-800-423-4026.

                               GENERAL INFORMATION

      ORGANIZATION. CASH MANAGEMENT FUND and TAX-EXEMPT MONEY MARKET FUND were incorporated in the state of Maryland on July 17, 1978 and March 11, 1983, respectively. Each Fund's authorized capital stock consists of 5 billion shares of common stock, all of one series, with a par value per share of $0.01. Each Fund is authorized to issue shares of common stock in such separate and distinct series and classes of series as the particular Fund's Board of Directors shall from time to time establish. The shares of common stock of each Fund are presently divided into two classes, designated Class A shares and Class B shares. The Funds do not hold annual shareholder meetings. If requested to do so by the holders of at least 10% of a Fund's outstanding shares, such Fund's Board of Directors will call a special meeting of shareholders for any purpose, including the removal of Directors. Each share of each Fund has equal voting rights except as noted above.

      CLASS A SHARES. Each of the Funds also offers Class A shares, which may be purchased at net asset value. Class A shares may be exchanged for shares of the same class of any other Eligible Fund. Exchanges of Class A shares of a Fund may be subject to a sales charge. Class A shares offer investors certain account privileges which are not available to Class B shareholders. Class A shares are generally subject to lower overall expenses and are not subject to ongoing distribution expenses. The Funds' Class A Prospectus is available at no charge upon request to your Representative.

      CUSTODIAN. The Bank of New York, 48 Wall Street, New York, NY 10286, is custodian of the securities and cash of each Fund.

      TRANSFER AGENT. Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, an affiliate of FIMCO and FIC, acts as transfer and dividend disbursing agent for each Fund and as redemption agent for regular redemptions. The Transfer Agent's telephone number is 1-800-423-4026.

      SHARE CERTIFICATES. The Funds do not issue certificates for their shares. Ownership of shares of each Fund is recorded on a stock register by the Transfer Agent and shareholders have the same rights of ownership with respect to such shares as if certificates had been issued.

      CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES. Stephen Lee Wilson, 2032 Windsor Pl., Fort Worth, TX 76110 owns 94.7% of the Class B shares of TAX-EXEMPT MONEY MARKET FUND and may, therefore, be deemed to control this class of that Fund under the 1940 Act. Huggins B. McKinnon, 32 E. 92nd Street, Brooklyn, NY 11212-1531 owns 28.7% of the Class B shares of CASH MANAGEMENT FUND and may, therefore, be deemed to control this class of that Fund under the 1940 Act.

      CONFIRMATIONS AND STATEMENTS. You will receive confirmations of purchases and redemptions of shares of a Fund. Generally, confirmation statements will be sent to you following a transaction in the account, including payment of a dividend or capital gain distribution in additional shares or cash.

      SHAREHOLDER INQUIRIES. Shareholder inquiries can be made by calling Shareholder Services at 1-800-423-4026.

      ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. It is each Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested in writing or by telephone by any shareholder.

TABLE OF CONTENTS
================================================================================

Fee Table........................................................   2
Financial Highlights.............................................   4
Investment Objectives and Policies...............................   6
How to Invest....................................................  12
How to Exchange Shares...........................................  13
How to Redeem Shares.............................................  14
Telephone Transactions...........................................  17
Management.......................................................  18
Distribution Plans...............................................  18
Determination of Net Asset Value.................................  19
Dividends........................................................  19
Taxes............................................................  20
Performance Information..........................................  21
General Information..............................................  21


INVESTMENT ADVISER                        CUSTODIAN
First Investors Management                The Bank of New York
  Company, Inc.                           48 Wall Street
95 Wall Street                            New York, NY  10286
New York, NY  10005
                                          TRANSFER AGENT
UNDERWRITER                               Administrative Data
First Investors Corporation                 Management Corp.
95 Wall Street                            581 Main Street
New York, NY  10005                       Woodbridge, NJ  07095-1198

LEGAL COUNSEL                             AUDITORS
Kirkpatrick & Lockhart LLP                Tait, Weller & Baker
1800 Massachusetts Avenue, N.W.           Two Penn Center Plaza
Washington, D.C.  20036                   Philadelphia, PA  19102-1707


This Prospectus is intended to constitute an offer by either Fund only of the securities of the other Fund of which it is the issuer and is not intended to constitute an offer by either Fund of the securities of the other Fund whose securities are also offered by this Prospectus. Neither Fund intends to make any representation as to the accuracy or completeness of the disclosure relating to the other Fund in this Prospectus relating to the other Fund. No dealer, salesman or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representation must not be relied upon as having been authorized by either Fund, First Investors Corporation, or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the shares offered hereby in any state to any person to whom it is unlawful to make such offer in such state.